UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2009

BearingPoint, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31451	22-3680505
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)
100 Crescent Court, Suite 700
Dallas, TX 75201
(Address of principal executive offices)
Registrant’s telephone number, including area code (703) 747-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
          On June 1, 2009, BearingPoint, Inc. (“BearingPoint”) and certain of its domestic U.S. subsidiaries (together with BearingPoint, the “Debtors”) filed their unaudited monthly operating report for the month ended April 30, 2009 (“Monthly Operating Report”), with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”) (In re BearingPoint, Inc, Case No. 09-10691 (REG)). A copy of this report is contained in the attached Exhibit 99.1 and is incorporated herein by reference.
          As previously announced, BearingPoint is pursuing the sale of all or substantially all of its businesses and assets to a number of parties. BearingPoint expects that these sale transactions will result in modification of the plan of reorganization filed with the Bankruptcy Court on February 18, 2009 and, if BearingPoint is successful in selling all or substantially all of its assets, in the liquidation of BearingPoint’s business and BearingPoint ceasing to operate as a going concern.
          On March 23, 2009, BearingPoint and certain of its subsidiaries entered into an Asset Purchase Agreement to sell a significant portion of their assets related to BearingPoint’s North American Public Services business to Deloitte LLP. On April 17, 2009, the Bankruptcy Court approved this sale. The closing of this transaction occurred on May 8, 2009. In connection with the closing, BearingPoint received net proceeds of approximately $329.3 million.
          On April 2, 2009, BearingPoint International Bermuda Holdings Limited, BearingPoint’s indirect subsidiary, entered into a Share Sale Agreement with PwC Advisory Co., Ltd. (“PwC Japan”), the Japanese member firm of the PricewaterhouseCoopers global network of firms, for the sale of BearingPoint’s consulting business in Japan to PwC Japan (the “PwC Japan Transaction”) for approximately $45 million. In addition, PwC Japan assumed the intercompany debt owed by certain non-debtor subsidiaries of BearingPoint to BearingPoint Co., Ltd. (Chiyoda-ku) (“BearingPoint Japan”). The closing of the PwC Japan Transaction occurred on May 11, 2009.
          On April 17, 2009, BearingPoint and certain of its subsidiaries entered into an Asset Purchase Agreement with PricewaterhouseCoopers LLP (“PwC”) pursuant to which BearingPoint agreed to sell a substantial portion of its assets related to its Commercial Services business unit, including Financial Services (collectively, the “CS Business”), to PwC. In addition, an affiliate of PwC also entered into a definitive agreement to purchase the equity interests of BearingPoint Information Technologies (Shanghai) Limited (“BearingPoint China GDC”), a subsidiary of BearingPoint that operates a global development center in China, and certain assets of a separate global development center in India. On April 27, 2009, the Bankruptcy Court approved bidding procedures in connection with an auction of all or substantially all of the assets of the CS Business and BearingPoint China GDC (the “Auction”). The Auction was held on May 27, 2009 and concluded on May 28, 2009. At a hearing on May 28, 2009, the Bankruptcy Court approved PwC as the winning bidder at the Auction. Under the terms of the winning bid, the aggregate purchase price for these three transactions to be paid by PwC is approximately $44 million (subject to certain contractual adjustments). The closing of the transactions is expected to occur by the end of June 2009 and is subject to customary closing conditions. There can be no assurance that the transactions will be completed.
          On April 20, 2009, BearingPoint’s Board of Directors authorized BearingPoint to enter into a non-binding term sheet for the sale of its Europe, Middle East and Africa business to local management. In addition, BearingPoint is in negotiations with other interested parties and local management to sell its Latin America practices and various Asia Pacific practices other than BearingPoint Japan and BearingPoint China GDC and is in the process of selling certain remaining assets that were not or will not be acquired pursuant to other transactions. There can be no assurance that any of these transactions will be completed.

Cautionary Statement Regarding Financial and Operating Data
          BearingPoint cautions investors and potential investors not to place undue reliance upon the information contained in the Monthly Operating Report, which was not prepared for the purpose of providing the basis for an investment decision relating to any of the securities of BearingPoint. The Monthly Operating Report has been prepared solely for the purpose of complying with the monthly reporting requirements of, and is in a format acceptable to, the Bankruptcy Court. The Monthly Operating Report is limited in scope and only covers a limited time period.
          The financial statements in the Monthly Operating Report were not audited or reviewed by independent accountants and were not prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). The Monthly Operating Report presents condensed financial information of the Debtors and BearingPoint’s non-debtor subsidiaries, with its non-debtor foreign subsidiaries accounted for on an equity basis, rather than on a consolidated basis as required by GAAP.
          There can be no assurance that, from the perspective of an investor or potential investor in BearingPoint’s securities, the Monthly Operating Report is complete. The Monthly Operating Report may be subject to future adjustment and reconciliation. The Monthly Operating Report also contains information for periods which are shorter or otherwise different from those required in BearingPoint’s reports pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and such information might not be indicative of BearingPoint’s financial condition or operating results for the period that would be reflected in BearingPoint’s financial statements or in its reports pursuant to the Exchange Act. The information set forth in the Monthly Operating Report should not be viewed as indicative of future results.
          The Monthly Operating Report and additional information about BearingPoint’s filing under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”), including access to court documents and other general information about the Chapter 11 cases, are available online at BearingPoint’s case administration website located at http://www.bearingpointinfo.com.
Limitation on Incorporation by Reference
          In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 is being furnished for informational purposes only and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing. The filing of this Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by Regulation FD.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits.

EXHIBIT
NUMBER		DESCRIPTION

99.1	—	BearingPoint, Inc. Monthly Operating Report for the month ended April 30, 2009, filed with the United States Bankruptcy Court for the Southern District of New York.
Forward-Looking Statements
          Some of the statements in this Form 8-K constitute “forward-looking statements” within the meaning of the United States Private Securities Litigation Reform Act of 1995, including, without limitation, certain statements regarding BearingPoint’s bankruptcy and the sale of BearingPoint’s businesses. These statements are based on our current expectations, estimates and projections. Words such as “will,” “expects,” “believes” and similar expressions are used to identify these forward-looking statements. These statements are only predictions and as such are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events or our future financial performance that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed or forecast in these forward-looking statements. Factors that could cause actual results to differ materially from those projected in such forward-looking statements include, without limitation: (i) the ability of BearingPoint to continue as a going concern; (ii) risks and uncertainties associated with BearingPoint’s bankruptcy proceedings as a result of filing for reorganization under chapter 11 of title 11 of the Bankruptcy Code, including, without limitation, employee attrition, as well as Bankruptcy Court rulings and the outcome of BearingPoint’s bankruptcy proceedings in general; (iii) BearingPoint’s ability to obtain Bankruptcy Court approval with respect to the proposed sale of all or substantially all of its businesses, if required, and related changes to the plan of reorganization; (iv) the ability of BearingPoint to consummate the proposed sale of its CS Business, as well as enter into definitive agreements with respect to the sale of the rest of its businesses, and to consummate such sale transactions on favorable terms, if at all; (v) the ability of BearingPoint to satisfy conditions to the closing of any sale transactions; (vi) the ability of third parties to fulfill their obligations pursuant to sale agreements, including their ability to obtain financing under current financial market conditions; (vii) risks and uncertainties inherent in transactions involving the sale of all or substantially all of the businesses of BearingPoint, including, without limitation, the diversion of management attention from the operation of BearingPoint’s business and risks associated with any failure to consummate such sale transactions; (viii) the potential adverse impact of the chapter 11 proceedings on BearingPoint’s liquidity and results of operations; and (ix) claims made after the date that BearingPoint filed for bankruptcy and other claims that are not discharged in the chapter 11 proceedings. As a result, these statements speak only as of the date they were made, and BearingPoint undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 1, 2009	BearingPoint, Inc.
	By:	/s/ Kenneth A. Hiltz
Kenneth A. Hiltz
Chief Financial Officer

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